EXHIBIT 99.2

OFFICE OF THE UNITED STATES TRUSTEE

------------------------------------------------------------------------------             -----------------------------------------
In Re:                                                                                     DEBTOR IN POSSESSION OPERATING REPORT
                                                                                           -----------------------------------------
FreeRealTime.com, Inc. - Consolidated
26880 Laguna Hills Dr., Suite 200                                                          Report Number:2
Aliso Viejo, CA  92656                                    Debtor
                                                                                           For the Period From: May 1, 2001
Chapter 11 Case No:                                       SA01-13495JR                     For the Period To: May 31, 2001
------------------------------------------------------------------------------             -----------------------------------------


1. Profit and Loss Statement (Accrual Basis Only)
    A.  Related to Business Operations:
         Gross Sales                                      $           228,134
         Less: Sales Returns and Discounts                                  -
            Net Sales                                                       -   $            228,134
         Less: Cost of Goods Sold:                                          -
         Beginning Inventory at Cost                                        -
         Add: Purchases                                                     -
         Less: Ending Inventory at Cost                                     -
            Cost of Goods Sold                                              -                296,507
                                                                                ---------------------
                Gross Profit                                                -                          $   (68,373)
                Other Operating Revenues (Specify)                          -                                    -
         Less: Operating Expenses:                                          -
         Officer Compensation                                          22,442
         Salaries and Wages - Other Employees                          93,236
                                                          --------------------
            Total Salaries and Wages                                        -                115,678
            Employees Benefits and Pensions                                 -                      -
         Payroll Taxes                                                 10,960
         Real Estate Taxes                                                  -
         Federal and State Income Taxes                                     -
                                                          --------------------
            Total Taxes                                                     -                 10,960
         Rent and Lease Exp (Real and Personal Prop)                      517
         Interest Expense (Mortgage, Loan, etc)                         1,042
         Insurance                                                      7,813
         Automobile Expense                                                 -
         Utilities (gas, electricity, water, telephone, etc)            6,727
         Depreciation and Amortization                                 47,755
         Repairs and Maintenance                                            -
         Advertising                                                        -
         Supplies, Office Expenses, Photocopies, etc                    9,813
         Bad Debts                                                   (150,000)
         Miscellaneous Operating Expenses (specify)                    50,266
                                                          --------------------
                                                                                             (26,067)
                                                                                ---------------------
             Total Operating Expenses                                       -                      -       100,571
                                                                                                       ------------
                    Net Gain/Loss from Business Operations                  -                             (168,944)
   B.  Not Related to Business Operations:                                  -
        Income:                                                             -
          Interest Income                                                   -                    645
          Other Non-Operating Revenues (Specify)                            -                      -
          Gross Proceeds on Sale of Assets                                  -                      -
          Less: Original Cost of Assets plus Expenses of Sale               -                      -
              Net Gain/Loss on Sale of Assets                               -                      -
                                                                                ---------------------
          Total Non-Operating Income                                        -                      -           645
       Expenses Not Related to Business Operations:                         -                      -
          Legal and Professional Fees (Specify)                             -                      -
          Other Non-Operating Expenses (Specify)                            -                      -
                                                                                ---------------------
          Total Non-Operating Expenses                                      -                                    -
                                                                                                       ------------

  NET INCOME/LOSS FOR PERIOD                                                                              (168,299)
                                                                                                       ============

2.  Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):
                                                          -------------------------------------------
                                                             Accounts Payable    Net Accts Receivable
    Current              Under 30 Days                                136,540                  1,870
    Overdue              31-60 Days                                   265,085                  1,166
    Overdue              61-90 Days                                       300                 41,717
    Overdue              91-120 Days                                        -                102,881
    Overdue              Over 120 Days                                      -                468,162
                                                          -------------------------------------------
    TOTAL                                                           $ 401,926              $ 615,796
                                                          -------------------------------------------

3.  Statement of Status of Payments to Secured Creditors and Lessors:

---------------------------------------------------------------------------------------------------------------------
                                        Frequency of                               Next          Post-Petition
                                        Payments per        Amount of Each         Payment       Payments Not Made*
        Creditor/Lessor                 Contract/Lease      Payment                Due           Number/Amount $
---------------------------------------------------------------------------------------------------------------------
        N/A


---------------------------------------------------------------------------------------------------------------------

*Explanation for Non-Payment:


4.  Tax Liability:
              Gross Payroll Expense for the Period:                    10,960
              Gross Sales for Period Subject to Sales Tax:           $      -

                                                          ---------------------------------------------------------
                                                                                                      Post-Petition
                                                                                                       Taxes Still
                                                              Date Period          Amount Paid*          Owing
                                                          ---------------------------------------------------------
        Federal Payroll and Withholding Taxes                       5/15/2001                 27,851
                                                                    5/31/2001                  6,297        12,973
        State Payroll and Withholding Taxes                         5/15/2001                  4,785
                                                                    5/31/2001                                2,124
        State Sales and Use Taxes
        Real Property Taxes
                                                          ---------------------------------------------------------

*Attach photocopies of depository receipts from taxing authorities or financial institutions to verify that such deposits or payments have been made.


5.  Insurance Coverage:  SEE ATTACHED

                                         Carrier/Agent       Amount of              Policy Exp
                                         Name                Coverage               Date          Premium Paid Through Date
    Workers Compensation
    Liability
    Fire and Extended Coverage
    Property
    Theft
    Life
    Vehicle
    Other

6.  Questions:

     A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Offices of the United States Trustee?
                                                  YES                            Explain:
                                                  NO      X

     B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
                                                  YES                            Explain:
                                                  NO      X

7.  Statement of Unpaid Professional Fees (Post-Petition Amounts Only)

                                                Type of      Total Post-Petition
                  Name of Professional       Professional       Amount Unpaid
--------------------------------------------------------------------------------
Latham & Watkins                                 Legal              7,551
Winthrop Couchot                                 Legal            $ 1,283

8.  Narrative Report of Significant Events and Events out of the Ordinary Course of Business:
       N/A


9.  Quarterly Fees:  (This Fee must be paid to the United States Trustee every calendar quarter)

                         Total Disbursements
   Quarterly Period Ending   For Quarter         Quarterly Fee        Date Paid   Amount Paid      Ck #   Fee Still Owing
-------------------------------------------------------------------------------------------------------------------------





I, Michael Neufeld/President, CFO, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated:    June 14, 2001                     /S/ Michael Neufeld
       -----------------------              ------------------------------------
                                            Debtor in Possession or Trustee

FREEREALTIME.COM - CONSOLIDATED
MISCELLANEOUS OPERATING EXPENSES (Part 1A)
MAY 01, 2001 - MAY 31, 2001


                              ACCOUNT                     AMOUNT
-----------------------------------------------------------------------

Bank Charges                                                     1,696
Travel                                                           4,684
Payroll Processing                                                  30
Professional-Legal                                              41,082
Professional-Accounting                                          1,819
Taxes & Licenses                                                   103
Stock Transfer Fees                                                852

                                                     ------------------
Total                                                           50,266
                                                     ==================


OFFICE OF THE UNITED STATES TRUSTEE

------------------------------------------------------------------------------              ----------------------------------------
In Re:                                                                                      DEBTOR IN POSSESSION OPERATING REPORT
                                                                                            ----------------------------------------
FreeRealTime.com, Inc. (U.S.)
26880 Laguna Hills Dr., Suite 200                                                           Report Number:2
Aliso Viejo, CA  92656                                    Debtor
                                                                                            For the Period From: May 1, 2001
Chapter 11 Case No:                                       SA01-13495JR                      For the Period To: May 31, 2001
-------------------------------------------------------------------------------             ----------------------------------------

1. Profit and Loss Statement (Accrual Basis Only)
    A.  Related to Business Operations:
         Gross Sales                                      $           228,134
         Less: Sales Returns and Discounts                                  -
            Net Sales                                                         $              228,134
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost                                        -
         Add: Purchases                                                     -
         Less: Ending Inventory at Cost                                     -
            Cost of Goods Sold                                                               296,507
                                                                              -----------------------
                Gross Profit                                                                         $     (68,373)
                Other Operating Revenues (Specify)                                                               -
         Less: Operating Expenses:
         Officer Compensation                                          22,442
         Salaries and Wages - Other Employees                          74,308
                                                          --------------------
            Total Salaries and Wages                                                          96,750
            Employees Benefits and Pensions                                                        -
         Payroll Taxes                                                 10,457
         Real Estate Taxes                                                  -
         Federal and State Income Taxes                                     -
                                                          --------------------
            Total Taxes                                                                       10,457
         Rent and Lease Exp (Real and Personal Prop)                        -
         Interest Expense (Mortgage, Loan, etc)                         1,042
         Insurance                                                      7,813
         Automobile Expense                                                 -
         Utilities (gas, electricity, water, telephone, etc)            6,727
         Depreciation and Amortization                                 24,921
         Repairs and Maintenance                                            -
         Advertising                                                        -
         Supplies, Office Expenses, Photocopies, etc                    9,701
         Bad Debts                                                   (150,000)
         Miscellaneous Operating Expenses (specify)                    48,564
                                                          --------------------
                                                                                             (51,232)
                                                                              -----------------------
             Total Operating Expenses                                                                       55,975
                                                                                                     --------------
                    Net Gain/Loss from Business Operations                                                (124,348)
   B.  Not Related to Business Operations:
        Income:
          Interest Income                                                                        645
          Other Non-Operating Revenues (Specify)                                                   -
          Gross Proceeds on Sale of Assets                                  -
          Less: Original Cost of Assets plus Expenses of Sale               -
              Net Gain/Loss on Sale of Assets                                                      -
                                                                              -----------------------
          Total Non-Operating Income                                                                           645
       Expenses Not Related to Business Operations:
          Legal and Professional Fees (Specify)                                                    -
          Other Non-Operating Expenses (Specify)                                                   -
                                                                              -----------------------
          Total Non-Operating Expenses                                                                           -
                                                                                                     --------------

  NET INCOME/LOSS FOR PERIOD                                                                              (123,703)
                                                                                                     ==============

2.  Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                              ------------------------------------------
                                               Accounts Payable    Net Accts Receivable
                                              ------------------------------------------
    Current              Under 30 Days                $ 136,540              $   1,870
    Overdue              31-60 Days                   $ 265,085              $   1,166
    Overdue              61-90 Days                   $     300              $  41,717
    Overdue              91-120 Days                  $       -              $ 102,881
    Overdue              Over 120 Days                $       -              $ 468,162
                                              -----------------------------------------
    TOTAL                                             $ 401,926              $ 615,796
                                              -----------------------------------------

3.  Statement of Status of Payments to Secured Creditors and Lessors:

--------------------------------------------------------------------------------------------------------------------
                                        Frequency of                               Next          Post-Petition
                                        Payments per        Amount of Each         Payment       Payments Not Made*
        Creditor/Lessor                 Contract/Lease      Payment                Due           Number/Amount $
--------------------------------------------------------------------------------------------------------------------
        N/A


--------------------------------------------------------------------------------------------------------------------

*Explanation for Non-Payment:



4.  Tax Liability:
              Gross Payroll Expense for the Period:                  $ 10,457
              Gross Sales for Period Subject to Sales Tax:           $      -

                                                          ---------------------------------------------------------
                                                                                                      Post-Petition
                                                                                                       Taxes Still
                                                              Date Period          Amount Paid*          Owing
                                                          ---------------------------------------------------------
        Federal Payroll and Withholding Taxes                   5/15/2001               $ 27,851
                                                                5/31/2001                             $ 12,973
        State Payroll and Withholding Taxes                     5/15/2001                $ 4,785
                                                                5/31/2001                              $ 2,124
        State Sales and Use Taxes
        Real Property Taxes
                                                          ---------------------------------------------------------

*Attach photocopies of depository receipts from taxing authorities or financial institutions to verify that such deposits or payments have been made.

5.  Insurance Coverage:  SEE ATTACHED

                                         Carrier/Agent       Amount of              Policy Exp
                                         Name                Coverage               Date          Premium Paid Through Date
    Workers Compensation
    Liability
    Fire and Extended Coverage
    Property
    Theft
    Life
    Vehicle
    Other

6.  Questions:

     A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Offices of the United States Trustee?
                                                  YES                            Explain:
                                                  NO      X

     B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
                                                  YES                            Explain:
                                                  NO      X

7.  Statement of Unpaid Professional Fees (Post-Petition Amounts Only)

                                             Type of       Total Post-Petition
          Name of Professional            Professional         Amount Unpaid
--------------------------------------------------------------------------------
Latham & Watkins                               Legal             $ 7,551
Stradling, Yocca, Carlson & Rauth              Legal             $ 1,283

8.  Narrative Report of Significant Events and Events out of the Ordinary Course of Business:
       N/A


9.  Quarterly Fees:  (This Fee must be paid to the United States Trustee every calendar quarter)

                       Total Disbursements
  Quarterly Period Ending   For Quarter         Quarterly Fee        Date Paid   Amount Paid       Ck #       Fee Still Owing
------------------------------------------------------------------------------------------------------------------------------





I, Michael Neufeld/President, CFO, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated:    June 14, 2001                     /S/ Michael Neufeld
       -----------------------              ------------------------------------
                                            Debtor in Possession or Trustee

FREEREALTIME.COM (U.S.)
MISCELLANEOUS OPERATING EXPENSES (Part 1A)
MAY 01, 2001 - MAY 31, 2001


                            ACCOUNT                      AMOUNT
----------------------------------------------------------------------

Bank Charges                                                       24
Travel                                                          4,684
Payroll Processing                                                  -
Professional-Legal                                             41,082
Professional-Accounting                                         1,819
Taxes & Licenses                                                  103
Stock Transfer Fees                                               852

                                                     -----------------
Total                                                          48,564
                                                     =================


OFFICE OF THE UNITED STATES TRUSTEE

------------------------------------------------------------------------                  ---------------------------------------
In Re:                                                                                    DEBTOR IN POSSESSION OPERATING REPORT
                                                                                          ---------------------------------------
FreeRealTime.com, Inc. CANADA
26880 Laguna Hills Dr., Suite 200                                                         Report Number: 2
Aliso Viejo, CA  92656                                Debtor
                                                                                          For the Period From:  May 01,2001
Chapter 11 Case No:                                   SA01-13497JR                        For the Period To: May 31, 2001
------------------------------------------------------------------------                  ---------------------------------------

1. Profit and Loss Statement (Accrual Basis Only)
    A.  Related to Business Operations:
         Gross Sales                                  $               -
         Less: Sales Returns and Discounts                            -
            Net Sales                                                   $                -
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost                                  -
         Add: Purchases                                               -
         Less: Ending Inventory at Cost                               -
            Cost of Goods Sold                                                           -
                                                                        -------------------
                Gross Profit                                                                $        -
                Other Operating Revenues (Specify)                                                   -
         Less: Operating Expenses:
         Officer Compensation                                         -
         Salaries and Wages - Other Employees                    18,928
                                                      ------------------
            Total Salaries and Wages                                                18,928
            Employees Benefits and Pensions                                              -
         Payroll Taxes                                              503
         Real Estate Taxes                                            -
         Federal and State Income Taxes                               -
                                                      ------------------
            Total Taxes                                                                503
         Rent and Lease Exp (Real and Personal Prop)                517
         Interest Expense (Mortgage, Loan, etc)                       -
         Insurance                                                    -
         Automobile Expense                                           -
         Utilities (gas, electricity, water, telephone, etc)          -
         Depreciation and Amortization                           22,834
         Repairs and Maintenance                                      -
         Advertising                                                  -
         Supplies, Office Expenses, Photocopies, etc                112
         Bad Debts                                                    -
         Misc. Operating Expenses (specify)                       1,702
                                                      ------------------
                                                                                    25,165
                                                                        -------------------
             Total Operating Expenses                                                           44,596
                                                                                           ------------
                    Net Gain/Loss from Business Operations                                     (44,596)
   B.  Not Related to Business Operations:
        Income:
          Interest Income                                                                -
          Other Non-Operating Revenues (Specify)                                         -
          Gross Proceeds on Sale of Assets                            -
          Less: Original Cost of Assets plus Expenses of Sale         -
              Net Gain/Loss on Sale of Assets                                            -
                                                                        -------------------
          Total Non-Operating Income                                                                 -
       Expenses Not Related to Business Operations:
          Legal and Professional Fees (Specify)                                          -
          Other Non-Operating Expenses (Specify)                                         -
                                                                        -------------------
          Total Non-Operating Expenses                                                               -
                                                                                           ------------

  NET INCOME/LOSS FOR PERIOD                                                               $   (44,596)
                                                                                           ============

2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                         --------------------------------------
                                         Accounts Payable  Net Accts Receivable
                                         --------------------------------------
    Current      Under 30 Days                    $      -           $      -
    Overdue     31-60 Days                               -                  -
    Overdue     61-90 Days                               -                  -
    Overdue     91-120 Days                              -                  -
    Overdue     Over 120 Days                            -                  -
                                         -------------------------------------
    TOTAL                                         $      -           $      -
                                         -------------------------------------

3.  Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------
                                   Frequency of                         Next        Post-Petition
                                   Payments per      Amount of Each     Payment     Payments Not Made*
        Creditor/Lessor            Contract/Lease    Payment            Due         Number/Amount $
------------------------------------------------------------------------------------------------------
        N/A


------------------------------------------------------------------------------------------------------

*Explanation for Non-Payment:


4.  Tax Liability:
              Gross Payroll Expense for the Period:               $ 503
              Gross Sales for Period Subject to Sales Tax:        $   -

                                                      -------------------------------------------------
                                                                                          Post-Petition
                                                                                           Taxes Still
                                                         Date Period       Amount Paid*       Owing
                                                      -------------------------------------------------
        Federal Payroll and Withholding Taxes             5/31/2001            $ 6,297       $    -
        State Payroll and Withholding Taxes
        State Sales and Use Taxes
        Real Property Taxes
                                                      -------------------------------------------------

*Attach photocopies of depository receipts from taxing authorities or financial institutions to verify that such deposits or payments have been made.


5.  Insurance Coverage:  N/A
                                                      Carrier/Agent     Amount of          Policy Exp
                                                      Name              Coverage           Date        Premium Paid Through Date
    Workers Compensation
    Liability
    Fire and Extended Coverage
    Property
    Theft
    Life
    Vehicle
    Other


6.  Questions:

     A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Offices of the United States Trustee?
                                                  YES                            Explain:
                                                  NO      X

     B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
                                                  YES                            Explain:
                                                  NO      X

7.  Statement of Unpaid Professional Fees (Post-Petition Amounts Only)

                                                           Type of           Total Post-Petition
                  Name of Professional                  Professional            Amount Unpaid
-------------------------------------------------------------------------------------------------------
           N/A


8.  Narrative Report of Significant Events and Events out of the Ordinary Course of Business:
           N/A



9.  Quarterly Fees:  (This Fee must be paid to the United States Trustee every calendar quarter)

                                      Total Disbursements
   Quarterly Period Ending For Quarter      Quarterly Fee     Date Paid  Amount Paid     Ck #        Fee Still Owing
-------------------------------------------------------------------------------------------------------------------





I, Michael Neufeld/President, CFO, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated:    June 14, 2001                     /S/ Michael Neufeld
       -----------------------              ------------------------------------
                                            Debtor in Possession or Trustee

FREEREALTIME.COM - CANADA
MISCELLANEOUS OPERATING EXPENSES (Part 1A)
MAY 01, 2001 - MAY 31, 2001


                              ACCOUNT                     AMOUNT
-----------------------------------------------------------------------

Bank Charges                                                     1,672
Travel                                                               -
Payroll Processing                                                  30
Professional-Legal                                                   -
Professional-Accounting                                              -
Taxes & Licenses                                                     -
Stock Transfer Fees                                                  -

                                                     ------------------
Total                                                            1,702
                                                     ==================